Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401

Gerstein Fisher Multi-Factor® Growth Equity Fund
Gerstein Fisher Multi-Factor® International Growth Equity Fund
Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund
Each a series of Trust for Professional Managers (the “Trust”)

Supplement dated December 10, 2019
to the Prospectus and Statement of Additional Information (“SAI”)
dated March 30, 2019, As Supplemented

The Board of Trustees (the “Board”) of Trust for Professional Managers (the “Trust”), based upon the recommendation of People’s United Advisors, Inc., doing business as Gerstein Fisher Asset Management (the “Adviser”), the investment adviser to the Gerstein Fisher Multi-Factor® Growth Equity Fund, Gerstein Fisher Multi-Factor® International Growth Equity Fund and Gerstein Fisher Multi-Factor® Global Real Estate Securities Fund (each, a “Fund,” and together, the “Funds”), each a series of the Trust, has determined to close and liquidate the Funds. The Funds were previously closed to new purchases, except for purchases made through an automatic investment program, the reinvestment of any distributions, or an exception approved by Fund officers in their sole discretion, as of the close of business on November 4, 2019 (the “Closing Date”). The Board has now concluded it is in the best interests of each Fund and its shareholders that the Funds be liquidated as series of the Trust effective as of the close of business on January 30, 2020 (the “Liquidation Date”).

Effective December 10, 2019, the Funds will be closed to all new purchases, except that defined contribution retirement plans that hold Fund shares as of December 10, 2019 may continue to purchase Fund shares through December 20, 2019 (at which point such accounts will also be closed to all new purchases), existing shareholders may continue to reinvest dividends and capital gains distributions received from the Funds through the Liquidation Date, and Fund officers may continue to provide any exceptions in their sole discretion. The Funds reserve the right to modify the extent to which purchases of shares are limited prior to the Funds’ liquidation. Distributions declared to shareholders of a Fund after the Closing Date and until the close of trading on the New York Stock Exchange on the Liquidation Date will be automatically reinvested in additional shares of the same Fund if the client has requested prior distributions be reinvested in additional shares of the same Fund unless a shareholder or their duly authorized representative specifically requests that such distributions be paid in cash.

The Board approved a Plan of Liquidation (the “Plan”) that determines the manner in which the Funds will be liquidated. Pursuant to the Plan and in anticipation of each Fund’s liquidation, each Fund’s assets may be entirely invested in money market instruments or held in cash. Accordingly, the Funds will no longer be investing according to their investment objective. Although the Funds were closed to new purchases as of the Closing Date, you may continue to redeem your shares of a Fund until the Liquidation Date, as described in “How to Redeem Shares” in the Funds’ Prospectus.

Pursuant to the Plan, if a Fund has not received your redemption request or other instruction prior to the close of business on the Liquidation Date, your shares will be redeemed and you will receive proceeds representing your proportionate interest in the net assets of the same Fund as of the Liquidation Date, subject to any required withholdings. As is the case with any redemption of Fund shares, these liquidation proceeds will generally be subject to federal and, as applicable, state and local income taxes if the redeemed shares are held in a taxable account and the liquidation proceeds exceed your adjusted basis in the shares redeemed.

If the redeemed shares are held in a qualified retirement account, the redemption proceeds may not be subject to current income taxation. You should consult with your tax advisor on the consequences of this redemption to you. If, for example, you hold your shares in an individual retirement account (an “IRA”), you have 60 days from the date you receive your proceeds to reinvest or “rollover” your proceeds into another IRA and maintain their tax-deferred status. You must notify the Funds at 800-473-1155 prior to January 30, 2020 of your intent to rollover your IRA account to avoid withholding deductions from your proceeds.

The Adviser will bear all of the expenses incurred in carrying out the Plan.

Shareholder inquiries should be directed to the Funds at 800-473-1155.

Please retain this Supplement with your Prospectus and SAI for reference.

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